================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                 ----------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) FEBRUARY 28, 2006


                                 BIOSCRIP, INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                      0-28740                 05-0489664
(State or Other Jurisdiction of       (Commission             (IRS Employer
        Incorporation)                File Number)         Identification No.)


100 CLEARBROOK ROAD, ELMSFORD, NEW YORK                           10523
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code (914) 460-1600


    ------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

================================================================================

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On February 28, 2006, Mr. Richard A. Cirillo, a BioScrip, Inc. (the "Company") director since April 1998, informed the Company's Executive Chairman that he was resigning from the Company's Board of Directors. Mr. Cirillo has had no disagreements with Company with respect to any matters.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.





Date: March 6, 2006                          BIOSCRIP, INC.

                                        By:  /s/ Barry A. Posner
                                             -----------------------------------
                                             Barry A. Posner,
                                             Executive Vice President, Secretary
                                             and General Counsel




                                       2